PROSPECTUS

                            The World Insurance Trust

                              CSI Equity Portfolio


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                          Prospectus dated May 1, 2009






This prospectus describes the CSI Equity Portfolio (the "Portfolio"), a series of shares offered by The World Insurance Trust (the "Trust"). To obtain a prospectus, please call (800) 653-1035. The Portfolio seeks long-term capital growth by investing in a diversified portfolio of equity securities.











As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.




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                                TABLE OF CONTENTS

                                                                   PAGE

Risk/Return Summary..................................................1
Fees and Expenses....................................................2
Objective and Strategies.............................................3
Risks................................................................4
Disclosure of Portfolio Holdings.....................................5
Management...........................................................5
Shareholder Information..............................................6
Buying and Selling Shares............................................7
Distributions and Taxes.............................................10
Financial Highlights................................................11
For More Information........................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective - Long-term capital growth.

Principal Investment Strategies - The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. This investment policy may be changed by the Portfolio upon 60 days' prior notice to shareholders.

In selecting securities for the Portfolio, CSI Capital Management, Inc. (the "Adviser") utilizes both value and growth oriented investment strategies with an emphasis on well-established, large capitalized companies throughout the world, consistent with the Portfolio's focus on capital preservation. The Portfolio's assets will be invested on a global basis to take advantage of investment opportunities both within the United States and outside of the United States. The foreign securities which the Portfolio purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored depositary receipts.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the Adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the Adviser's decision making process. In determining which portfolio securities to sell, the Adviser considers the following: (1) when the price of the shares is either not likely to increase or may decline because of the Adviser's views on the prospects for the individual company or industry in which the company operates or general economics conditions; and (2) when the Adviser believes that a company's fundamentals can no longer justify the price at which the stock trades.

Principal Risks - The value of the Portfolio's investments are subject to market, economic and business risks, which may cause the Portfolio's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Portfolio could decline and you could lose money. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the adviser will achieve the Portfolio's investment objective.

The Portfolio's investments in foreign securities may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Portfolio's NAV may be affected by: changes in exchange rates between foreign currencies and the U.S. dollar; different regulatory standards; less liquidity and more volatility than U.S. securities; taxes; and adverse social or political developments.

Performance Information - The bar chart and performance table below show how the Portfolio has performed in the past and give some indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions are reinvested in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from calendar year to calendar year. The table compares the average annual total return of the Portfolio for the periods ended December 31, 2008 to the Standard & Poor's 500 Index ("S&P 500 Index"). This performance information does not include the impact of any charges deducted by your insurance company. If it did, performance would be lower. Please keep in mind that past performance may not indicate how well the Portfolio will perform in the future.

[bar chart goes here]

CSI Equity Portfolio
Total Return

2003    25.22%
2004    10.64%
2005     4.90%
2006    17.91%
2007     8.54%
2008   (31.75%)

[end bar chart]


During the years shown in the bar chart, the highest return for a calendar quarter was 11.72% (quarter ending 06/30/2003) and the lowest return for a calendar quarter was (18.68%) (quarter ending 12/31/2008).

                                 Average Annual Total Returns
                           (for the period ending December 31, 2008)

                               One Year         Five Years     Since Inception*

CSI Equity Portfolio           (31.75%)         0.27%           3.75%
[GRAPHIC OMITTED]
S&P 500 Index(1)               (38.49%)        (4.07%)          1.06%

*     Commencement of operation was September 20, 2002.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Portfolio. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets. The amounts set forth below do not reflect the fees and expenses of the insurance contract that are charged by your insurance company, which would increase overall expenses. For information on such fees and expenses, please review the prospectus for the shares of the separate account in which you are invested.

Annual Operating Expenses (expenses that are deducted from the Portfolio's assets)

Management Fee                                          1.00%
Other Expenses                                          0.66%
                                                        -----
Total Annual Portfolio Operating Expenses               1.66%
Fee Waivers and/or Expense Reimbursements              (0.41%)
                                                       -------
Net Expenses(1)                                         1.25%
                                                        =====

(1) In the interest of limiting expenses of the Portfolio, CSI Capital Management, Inc. and Commonwealth Shareholder Services, Inc. (collectively, the "Service Providers") have contractually agreed to waive or limit their fees and to assume other expenses until December 31, 2009, so that the Portfolio's net expenses do not exceed 1.25% of average daily net assets . This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. Subject to this limit, if at any point it becomes unnecessary for the Service Providers to waive or limit their fees or assume other expenses, the Service Providers will be entitled to reimbursement of fees waived or remitted by the Service Providers to the Portfolio. The total amount of reimbursement recoverable by the Service Providers is the sum of all fees previously waived or remitted by the Service Providers to the Portfolio during any of the previous three years, less any reimbursement previously paid by the Portfolio to the Service Providers.

Example:

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the Portfolio, you reinvest all dividends and distributions in additional shares of the Portfolio, and then you redeem all of your shares at the end of the periods indicated. The examples assume you earn a 5% annual return, with no change in Portfolio expense levels. The expense examples do not include the fees or expenses of the insurance contract that are charged by your insurance company; if included, the costs shown below would be higher. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

               1 Year(1)   3 Years(1)        5 Years(1)       10 Years(1)
               ---------   ----------        ----------       -----------

              $127          $483             $864             $1,931

(1) The "3 Years," "5 Years" and "10 Years" cost figures in the Example (for periods after the first year) are based on the Portfolio's Total Annual Fund Operating Expenses, which do not reflect fee reductions or expense reimbursements.

                            OBJECTIVE AND STRATEGIES

The investment objective of the Portfolio is long-term capital growth.

The Portfolio's investment objective is fundamental and may not be changed without shareholder approval. There is no assurance that the Adviser will achieve the Portfolio's investment objective. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Portfolio will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The foreign securities which the Portfolio purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively, "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are typically issued by a U.S. bank or trust company and represent ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and represent ownership of underlying securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Portfolio's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Portfolio intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

This prospectus describes the Portfolio's principal investment strategies, and the Portfolio will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Portfolio also may use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Portfolio's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus).

                                      RISKS

Market Risk - The Portfolio is subject to market risk. Market risk is the possibility that, over short or long periods, stock prices will decline. Because stock prices tend to fluctuate, the value of your investment in the Portfolio may increase or decrease. Individual issuers may report poor results or be negatively affected by industry and/or economic trends and developments. In addition, the Portfolio may invest in a smaller number of issuers than other equity funds. This emphasis in fewer issues could produce more volatile performance in comparison to other funds that invest in a larger number of holdings.

Investment Style Risk - The returns of the Portfolio's equity investment style may lag the returns of the overall stock market. For example, the Portfolio utilizes both value and growth oriented investment strategies in the security selection process but may rely more heavily on value or growth in different markets. Growth stocks may perform well under circumstances in which value stocks in general have fallen, and vice-versa.

Foreign Investing Risk - The Portfolio's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the United States. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in foreign countries.

Investments in foreign companies often are made in the foreign currency, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investments more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Since the Portfolio may invest globally across U.S. and foreign markets, there is the risk that the Portfolio may underperform if the adviser decides to overweight a market that underperforms.

Depositary Receipts - In addition to the risks of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions - The investments and strategies described in the prospectus are those that the Portfolio uses under normal conditions. When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Portfolio may invest up to 100% of its assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government, its agencies or instrumentalities) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI.

For temporary defensive purposes, the Portfolio may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Portfolio is in a temporary defensive position, it is not pursuing its stated investment objective. The adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.


                                   MANAGEMENT

The Trust - The Trust was organized as a Delaware statutory trust on March 19, 2002. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is commonly known as a "mutual fund". The Trust has retained the Adviser to manage all aspects of the investments of the Portfolio and to assist with certain administrative and shareholder services for the Portfolio.

Adviser - CSI Capital Management, Inc., a California corporation, located at 600 California Street, 18th Floor, San Francisco, CA 94108, manages the investments of the Portfolio and provides certain administrative and shareholder services to the Portfolio pursuant to an investment management agreement (the "Investment Management Agreement"). The Adviser has provided clients with a wide array of financial management services since 1978. As of March 31, 2009, the Adviser had approximately $950 million in assets under management. Under the Investment Management Agreement, the Adviser, subject to the general supervision of the Board of Trustees of the Trust (the "Board"), manages the Portfolio in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. In addition, the Adviser also provides certain administrative and shareholder servicing functions to the Portfolio.

The Investment Management Agreement authorizes the Adviser to delegate and sub-contract its administrative and shareholder servicing functions to a qualified third party, including delegation to any insurance company that invests, directly or through a separate account, in the Portfolio; provided, however, that the compensation of such person or persons shall be paid by the Adviser (and not the Portfolio), and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any delegate as it is for its own acts and omissions. The administrative and shareholder services contemplated to be delegated under this section shall not include any investment advisory functions, as advisory services are not delegable other than in accordance with the 1940 Act.

Pursuant to the Investment Management Agreement, the Adviser provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Portfolio. Certain administrative and shareholder services are the responsibility of the Adviser and are sub-contracted to a third party service provider for an annual fee of up to 0.35% of the average daily net assets of the Portfolio. These fees are paid by the Adviser and not the Portfolio. For the fiscal year ended December 31, 2008, the Adviser received advisory fees (after waivers) at the annual rate of 0.59%.

The Adviser and Commonwealth Shareholder Services, Inc., the Portfolio's administrator, have contractually agreed to waive fees and reimburse the Portfolio for expenses in order to limit the Portfolio's net expenses to 1.25% of average daily net assets through December 31, 2009. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

If at any point it becomes unnecessary for the Service Providers to waive fees or make expense reimbursements, the Service Providers will be entitled to reimbursement of fees waived or remitted by them to the Portfolio. The total amount of reimbursement recoverable by the Service Providers is the sum of all fees previously waived or remitted by the Service Providers to the Portfolio during any of the previous three years, less any reimbursement previously paid by the Portfolio to the Service Providers with respect to any waivers, reductions and payments made with respect to the Portfolio. The reimbursement amount may not include additional charges or fees, such as interest accruable on the reimbursement amount. Reimbursement amounts must be authorized in advance by the Board.

A discussion regarding the basis for the Board's approval of the Investment Management Agreement is available in the Portfolio's Annual Report to Shareholders for the period ended December 31, 2008.

Portfolio Manager - Mr. Leland Faust, who has been the Chairman of the Adviser since its formation in 1978, has been the portfolio manager of the Portfolio since its inception on September 20, 2002 and is primarily responsible for the day to day management of the Portfolio. Since 1997, the Adviser and Mr. Faust have also served as the adviser and portfolio manager to the CSI Equity Fund, a series of shares offered by another open-end management investment company registered under the 1940 Act.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Portfolio.

                             SHAREHOLDER INFORMATION

The Portfolio's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Portfolio is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Portfolio's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares of the Portfolio are bought, sold or exchanged at the NAV price per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Portfolio's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Trust is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Portfolio. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Portfolio has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Portfolio when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Portfolio uses fair value pricing to determine the NAV per share of the Portfolio, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Portfolio's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Portfolio's procedures may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

                            BUYING AND SELLING SHARES

Investors may not purchase or redeem shares of the Portfolio directly. Investors may acquire variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies that invest the assets held in such policies in shares of the Portfolio. You should refer to your insurance company's prospectus for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Portfolio as an investment option for your contract or policy and how to redeem monies from the Trust.

Customer Identification Program - Federal regulations require that the company through which you open an account obtain certain personal information about you when opening a new account. As a result, the company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the company may restrict your ability to purchase additional shares until your identity is verified. The company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust are effected on days on which the NYSE is open for trading. Orders for the purchase of shares of the Portfolio are effected at the NAV next calculated after an order is received in good order by the Portfolio. Redemptions are effected at the NAV next calculated after receipt of a redemption request in good order by the Portfolio. Payment for redemptions will be made by the Portfolio within seven days after the request is received. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the U.S. Securities and Exchange Commission.

The Portfolio does not assess any fees, either when it sells or redeems shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees will be described in the participating insurance companies' prospectuses. The Trust assumes no responsibility for such prospectuses.

Shares of the Portfolio may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated participating insurance companies. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated participating insurance companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated participating insurance companies.

Nevertheless, the Board will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated participating insurance companies, the participating insurance companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Portfolio. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Trust assumes no responsibility for such prospectuses.

Frequent Purchases and Sales of Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Portfolio's investment portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Portfolio's long term shareholders. For example, in order to handle large flows of cash into and out of the Portfolio, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Portfolio's investment objective. Frequent trading may cause the Portfolio to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Portfolio's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Portfolio's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the underlying portfolio securities.

Funds (such as this Portfolio) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on events occurring after the close of the foreign market that may not be reflected in the Portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in mutual funds which do not invest in foreign securities. To the extent that the Portfolio does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for arbitrage trades to dilute the value of Portfolio shares.

Because of the potential harm to the Portfolio and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and a redemption) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Portfolio and restricted possibly from making additional investments in the Portfolio. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Portfolio shares. For this reason, the Trust reserves the right to reject any purchase of Portfolio shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Trust identifies as market timing, the Trust will seek to block future purchases of Portfolio shares by that account. Where surveillance of a particular account indicates activity that the Trust believes could be either abusive or for legitimate purposes, the Trust, as a part of its process of identifying whether or not such activity is market timing or for legitimate purposes, may contact the account holder to get an explanation of the market activity. These policies and procedures will be applied uniformly to all shareholders and the Portfolio will not accommodate market timers.

These policies apply uniformly to any account. Shares of the Portfolio are only sold to separate accounts funding variable annuity contracts and variable life insurance policies. These accounts are commonly referred to as "omnibus accounts". In an omnibus account, a financial intermediary holds shares for a number of its customers in a single account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Portfolio shares without the identity of the particular shareholder(s) being known to the Portfolio. Accordingly, the ability of the Portfolio to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Portfolio will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. If the Trust is unable to detect or prevent frequent trading at the omnibus account level, the Portfolio's other shareholders could bear the effects of any excessive trading or market timing abuses. The Trust seeks to apply these policies and procedures to both the omnibus accounts and to the individual participant level in such accounts. In an effort to discourage market timers in such accounts, the Trust may consider enforcement against excessive trading at the participant level and at the omnibus account level, up to and including termination of the omnibus account.

The Portfolio's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Portfolio's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Portfolio or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Portfolio is unable to detect and deter trading abuses, the Portfolio's performance, and its long term shareholders, may be harmed. In addition, because the Portfolio has not adopted any specific limitations or restrictions on the trading of Portfolio shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Portfolio shares, even when the trading is not for abusive purposes.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - The Portfolio expects to distribute substantially all of its net investment income and capital gains each year. Dividends from net investment income, if any, are declared and paid annually. Net capital gains, if any, are distributed at least once a year. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date.

Taxes - The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally will not be subject to federal income tax on its ordinary income and net realized capital gains, provided that the Portfolio distributes them each year.

The Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the owners of such contracts and policies should not be subject to federal income tax on dividends and distributions from the Portfolio to the participating insurance companies' separate accounts. Owners of variable annuity contracts and variable life insurance policies should review the prospectus for their contract or policy for further tax information.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding the tax consequences of investments in the Portfolio.

Shareholder Communication - The Portfolio may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Portfolio send these documents to each shareholder individually by calling the Portfolio at (800) 653-1035.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned [or lost] on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not reflect the fees and expenses of the insurance contracts that are charged by your insurance company. If they did, total returns would be lower. The financial highlights for the period presented have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Portfolio's financial statements, are included in the Portfolio's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Portfolio is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Portfolio at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

CSI EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
                                                                           YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------------
                                               2008 (1)             2007               2006               2005             2004
                                            ---------------    ---------------    ---------------    ---------------    -----------

NET ASSET VALUE, BEGINNING OF YEAR              $ 15.68            $ 16.00            $ 13.74            $ 13.42            $ 12.36
                                            -----------        -----------        -----------        -----------        -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                     0.16               0.15               0.12               0.08               0.05
  Net realized and unrealized gain               (5.15)               1.22               2.34               0.58               1.27
    (loss) on investments                   -----------        -----------        -----------        -----------        -----------
  TOTAL FROM INVESTMENT ACTIVITIES               (4.99)               1.37               2.46               0.66               1.32
                                            -----------        -----------        -----------        -----------        -----------
DISTRIBUTIONS
  NET INVESTMENT INCOME                          (0.14)             (0.16)             (0.12)             (0.08)             (0.08)
  Net realized gain                              (0.01)             (1.53)             (0.03)             (0.26)             (0.18)
  Net return of capital                              --                 --             (0.05)                 --                 --
                                            -----------        -----------        -----------        -----------        -----------
  TOTAL DISTRIBUTIONS                            (0.15)             (1.69)             (0.20)             (0.34)             (0.26)
                                            -----------        -----------        -----------        -----------        -----------

NET ASSET VALUE, END OF YEAR                    $ 10.54            $ 15.68            $ 16.00            $ 13.74            $ 13.42
                                            ===========        ===========        ===========        ===========        ===========

TOTAL RETURN                                   (31.75%)              8.54%             17.91%              4.90%             10.64%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
  Expenses, net(B)                                1.25%              1.25%              1.25%              1.25%              1.25%
  Net investment income (loss)                    1.25%              0.86%              0.91%              0.70%              0.67%
Portfolio turnover rate                          20.67%             36.62%              6.07%             16.43%              8.91%
Net assets, end of period (000's)              $ 16,690           $ 22,306           $ 22,530           $ 15,732           $ 11,092

(A)Management fee waivers and
reimbursement of expenses reduced the
expense ratio and increased net
investment income ratio by 0.41% for
the year ended December 31, 2008, 0.33%
for the year ended December 31, 2007,
0.29% for the year ended December 31,
2006, 0.53% for the year ended December
31, 2005 and 0.71% for the year ended
December 31, 2004.

(B)Expense ratio- net reflects the
effect of the management fee waivers
and reimbursement of expenses.

(1)Per share amounts calculated using
the average share method.



                              FOR MORE INFORMATION

You'll find more information about the Portfolio in the following documents:

Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual report to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For more information about the Portfolio, you may wish to refer to the Portfolio's SAI dated May 1, 2009, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to The World Insurance Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 653-1035 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Portfolio may also be directed to the above address or telephone number. The Trust does not have an internet website.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-21072)

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



                              CSI Equity Portfolio
                                   a series of

                            THE WORLD INSURANCE TRUST
             8730 STONY POINT PARKWAY, SUITE 205, RICHMOND, VA 23235
                                 (800) 653-1035

                       STATEMENT OF ADDITIONAL INFORMATION







This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the CSI Equity Portfolio (the "Portfolio") dated May 1, 2009, as it may be supplemented or revised from time to time. You may obtain the prospectus of the Portfolio, free of charge, by writing to The World Insurance Trust at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 653-1035.





The date of this SAI is May 1, 2009

                                TABLE OF CONTENTS

                                                                PAGE


General Information...............................................1
Additional Information About the Portfolio's Investments..........1
Strategies and Risks..............................................1
Investment Restrictions...........................................3
Disclosure of Portfolio Holdings..................................5
Management of the Trust...........................................6
Principal Securities Holders.....................................10
Investment Adviser and Management Agreement......................10
Management-Related Services......................................13
Portfolio Transactions...........................................14
Additional Information Concerning Shares.........................15
Additional Purchase and Redemption Information...................17
Additional Information on Taxes..................................17
Financial Information............................................22
Proxy and Corporate Action Voting Policies and ProceduresAppendix A

                               GENERAL INFORMATION

The World Insurance Trust (the "Trust") was organized as a Delaware statutory trust on March 19, 2002. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and commonly known as a "mutual fund".

The Trust was established exclusively for the purpose of providing an investment vehicle for insurance company investments, including variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies ("Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such separate accounts ("Separate Accounts"). Shares of the Trust may be sold to and held by Separate Accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated and unaffiliated life insurance companies.

This SAI relates to the prospectus for the CSI Equity Portfolio and should be read in conjunction with that prospectus. This SAI is incorporated by reference in its entirety into the prospectus. No investment in shares should be made without reading the prospectus. The Portfolio is a separate investment portfolio or series of the Trust.

The Portfolio is a "diversified" series as that term is defined in the 1940 Act.

        ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS

The following information supplements the discussion of the Portfolio's investment objective and policies. The Portfolio's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Portfolio. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Portfolio represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Portfolio are represented; or
(2) more than 50% of the outstanding voting shares of the Portfolio. The investment programs, restrictions and the operating policies of the Portfolio that are not fundamental policies can be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval; except that, the Trust will give the shareholders of the Portfolio at least sixty (60) days' prior notice of any change with respect to its policy of investing, under normal conditions, at least 80% of its net assets in equity securities.

All investments entail some market and other risks and there is no assurance that Portfolio's investment objective will be realized. You should not rely on an investment in the Portfolio as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Portfolio's prospectus. In seeking to meet its investment objective, the Portfolio may invest in any type of security whose characteristics are consistent with its investments described below.

Common Stock - Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock - Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Convertible Securities - The Portfolio may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Portfolio has to pay more for a convertible security than the value of the underlying common stock. The Portfolio will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Portfolio with opportunities that are consistent with the Portfolio's investment objective and policies.

Warrants - The Portfolio may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities - The Portfolio may hold up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities.

Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts - Assets of the Portfolio may be invested on a global basis to take advantage of investment opportunities both within the United States and other countries. The Portfolio may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and represent ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and represent ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

U.S. Government Securities - The Portfolio may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Portfolio, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

U.S. government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate Debt Securities - The Portfolio may invest in corporate debt securities. The Portfolio may invest, at the time of purchase, in securities rated: Baa or higher by Moody's Investor Services, Inc. ("Moody's"); BBB or higher by Standard & Poor's Rating Group ("S&P"); or unrated securities (including those not subject to standard credit ratings), which in the judgment of the adviser, will be of comparable quality. Securities rated as BAA by Moody's or BBB by S&P are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities - The Portfolio may invest in zero coupon securities. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

Repurchase Agreements - Under a repurchase agreement, the Portfolio acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Portfolio. The adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Portfolio's right to dispose of the securities held as collateral may be impaired and the Portfolio may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Borrowing - As required by the 1940 Act, the Portfolio must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Portfolio's assets should fail to meet this 300% coverage test, the Portfolio, within three days (not including Sundays and holidays), will reduce the amount of the Portfolio's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate the Portfolio to purchase securities or require the Portfolio to segregate assets are not considered to be borrowing.

In addition to the foregoing, the Portfolio is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Portfolio's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement.


Borrowing may subject the Portfolio to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Portfolio may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.


Temporary Defensive Position -The Portfolio may invest up to 100% of its assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements when assuming a temporary defensive position. For temporary defensive purposes, the Portfolio may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions.

Miscellaneous - The Board may, in the future, authorize the Portfolio to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Portfolio's investment objective and that such investment would not violate the Portfolio's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - In addition to its investment objective, the Portfolio has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Portfolio. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Trustees may change them without the approval of shareholders. As a matter of fundamental policy, the Portfolio may not:

(1)   Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act;

(3)   Purchase or sell commodities or commodity contracts;

(4) Invest in interests in oil, gas, or other mineral exploration or development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act;

(7) Act as an underwriter of securities of other issuers, except that the Portfolio may invest up to 15% of the value of its total assets (at the time of investment) in portfolio securities which the Portfolio might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Invest more than 25% of its total assets in securities of companies in the same industry;

(9) Purchase or sell real estate, provided that the purchase of securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(10) Purchase any security if, as a result of such purchase less than 75% of the assets of the Portfolio would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Portfolio has not invested more than 5% of its assets;

(11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio; and

(12) Make loans, except that the purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements will not be treated as the making of loans for purposes of this restriction.

In applying the fundamental and policy concerning concentration:

(1) If a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Portfolio's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policy and Restriction - In addition to the fundamental investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Portfolio will be subject to the following investment restriction, which is considered non-fundamental and may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in equity securities. Prior to any change in this investment policy, the Portfolio will provide shareholders with 60 days' written notice.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interest of the Portfolio's shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Trust's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Trust's President and to senior management at the Trust's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of and reviews any request for non-standard disclosure approved by the Trust's President and/or senior management at CSS.

The Trust is required by the U.S. Securities and Exchange Commission (the "SEC") to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Trust's service providers which have contracted to provide services to the Trust and its Portfolios, including, for example, the custodian and the fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Portfolio's full portfolio holdings:

1. to the Trust's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Portfolio; and

4. to the Trust's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Portfolio.

The Trust currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Portfolio's portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Trust and senior management of CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolio and its shareholders. There may be instances where the interests of the Trust's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Portfolio's investment adviser, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust nor its Adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                             MANAGEMENT OF THE TRUST

Trustees and Officers - The Trust is governed by the Board, which is responsible for protecting the interest of shareholders. The trustees are experienced business persons who meet throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Portfolio, and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser of the Trust, and the principal underwriter, and officers of the Trust, are noted with an asterisk (*).

                                                             Other
                                                             Directorships
                                                             by
                                                             trustees
                           Number  Principal Occupation(s)   and
                           of     During the Past Five Years Number of
               Position(s) Funds                             Funds in
    Name,       Held with  in                                the
 Address and     Company   Company                           Complex
  year born    and Tenure  Overseen                          Overseen
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Interested Trustees:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
John Pasco, III(2)       Chairman,1       Mr. Pasco is     World Funds,
 (1945)                  Trustee,         Treasurer and    Inc. -
                         President        Director of      8  funds;
                         and              Commonwealth     American
                         Treasurer        Shareholder      Growth Fund
                         since            Services, Inc.,  - 1 Fund
                         March,           the Trust's
                         2002             Administrator,
                                          since 1985;
                                          President and
                                          Director of
                                          First Dominion
                                          Capital Corp.,
                                          the Trust's
                                          Underwriter
                                          since 1987;
                                          President and
                                          Director of
                                          Fund Services
                                          Inc., the
                                          Trust's
                                          Transfer and
                                          Disbursing
                                          Agent, since
                                          1987; and
                                          President and
                                          Director of
                                          Commonwealth
                                          Fund
                                          Accounting,
                                          Inc., since
                                          1994, which
                                          provides
                                          bookkeeping
                                          services  to
                                          the Portfolio.
                                          Mr. Pasco is
                                          also  a
                                          certified
                                          public
                                          accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Non-Interested Trustees:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Samuel Boyd, Jr.         Trustee  1       Retired.  Mr.    World Funds,
 (1940)                  since            Boyd was         Inc. - 8
                         April,           Manager of the   Funds; and
                         2002             Customer         Satuit
                                          Services         Capital
                                          Operations and   Management
                                          Accounting       Trust - 2
                                          Division         Funds
                                          of
                                          the Potomac
                                          Electric
                                          Power  Company
                                          from  1978
                                          until April,
                                          2005.  Mr. Boyd
                                          is also  a
                                          certified
                                          public
                                          accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
William E. Poist         Trustee  1       Mr. Poist has    World Funds,
 (1939)                  since            served as a      Inc. - 8
                         April,           financial and    Funds; and
                         2002             tax consultant   Satuit
                                          through his      Capital
                                          firm Management  Management
                                          Consulting for   Trust - 2
                                          Professionals    Funds
                                          since 1968. Mr.
                                          Poist is also a
                                          certified
                                          public
                                          accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Paul M. Dickinson        Trustee  1       Mr. Dickinson    World Funds,
 (1947)                  since            has served as    Inc. - 8
                         April,           President of     Funds; and
                         2002             Alfred J.        Satuit
                                          Dickinson,       Capital
                                          Inc., Realtors   Management
                                          since April      Trust - 2
                                          1971.            Funds
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Joseph F. Mastoloni(3)   Trustee  1       Mr. Mastoloni    None
(1966)                   since            has served as
                         April,           Compliance
                         2002             Officer of
                                          Vontobel Asset
                                          Management,
                                          a registered \
                                          investment adviser, since
                                          May, 1994 and was
                                          appointed as Vice
                                          President in July, 1999.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Officers:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*Leland H. Faust(4)      PresidentN/A     Mr. Faust is     N/A
600 California Street,   of the           Chairman of CSI
18th Floor               CSI              Capital
San Francisco, CA 94108  Equity           Management,
(1946)                   Portfolio        Inc. since
                         since            1978.  Mr.
                         April,           Faust is also a
                         2002             partner in the
                                          law firm Taylor
                                          & Faust since
                                          September, 1975.
-------------------------------------------------------------------------

*David D. Jones, Esq.    Chief    N/A     Co-Founder and   N/A
230 Spring Hills Dr.,    Compliance       Managing Member
Suite 340                Officer          of Drake
Spring, TX 77380                          Compliance, LLC
(1957)                                    (compliance
                                          consulting firm)
                                          since 2004; founder
                                          and controlling
                                          shareholder of David
                                          Jones & Associates
                                          (law firm) since
                                          1998; President and
                                          Chief Executive
                                          Officer of Citco
                                          Mutual Fund Services,
                                          Inc. (investment
                                          company service
                                          providers) from
                                          2001 to 2003.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Karen M. Shupe           SecretaryN/A     Executive Vice   N/A
8730 Stony Point Pkwy    since            President of
Suite 205                2005             Administration
Richmond, VA 23235       and              and Accounting,
(1964)                   Treasurer        Commonwealth
                         since            Shareholder
                         2006             Services, Inc.
                                          since 2003;
                                          Financial
                                          Reporting
                                          Manager,
                                          Commonwealth
                                          Shareholder
                                          Services, Inc.
                                          from 2001 to
                                          2003.
-------------------------------------------------------------------------

(1) Unless otherwise indicated, each trustee or officer may be contacted by writing the trustee or officer, c/o The World Insurance Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

(2) Mr. Pasco is considered to be an "interested person" of the Trust, as that term is defined in the "1940 Act". Mr. Pasco is an interested person because: (1) he is an officer of the Trust; (2) he owns First Dominion Capital Corp., the principal underwriter of the Trust; and (3) he owns or controls certain of the Trust's various service providers, including Commonwealth Shareholder Services, Inc., the Trust's Administrator, FDCC, the Trust's underwriter, and Fund Services, Inc., the Trust's Transfer and Disbursing Agent.

(3) Mr. Mastoloni is not an "interested person" of the Trust, as that term is defined in the 1940 Act. However, Mr. Mastoloni is an "interested person", as that term is defined in the 1940 Act, of another registered investment company that has the same principal underwriter as the Trust, because he is an employee of the investment adviser to such other registered investment company.

Each Trustee will hold office until the Trust's next meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist, Dickinson and Mastoloni. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. During its most recent fiscal year ended December 31, 2008, the Audit Committee met four times.

The Trust has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist, Dickinson and Mastoloni. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During its most recent fiscal year ended December 31, 2008, the Governance and Nominating Committee met four times.

The Trust has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist, Dickinson and Mastoloni. The Pricing and Brokerage Committee, under procedures established by the Board, determines a price for a security held by the Portfolio when there is no readily available market price for that security. The Pricing and Brokerage Committee reports its findings to the full Board on a quarterly basis, as necessary. During its most recent fiscal year ended December 31, 2008, the Pricing and Brokerage Committee met four times.

As of December 31, 2008 the trustees beneficially owned the following dollar range of equity securities in the Trust:

Name of director         Dollar range of               Aggregate dollar range
                         equity securities in          of equity securities
                         the Fund                      in all funds of the
                                                       Trust overseen by
                                                       the trustees

John Pasco, III           None                        None
Samuel Boyd, Jr.          None                        None
William E. Poist          None                        None
Paul M. Dickinson         None                        None
Joseph F. Mastoloni       None                        None


For the fiscal year ended December 31, 2008, the trustees received the following compensation from the Trust:

Name and position held         Aggregate          Pension or     Total
                               compensation from  retirement     compensation
                               the Portfolio for  benefits       from the
                               fiscal year ended  accrued as     Trust(2)
                               December 31,       part of
                               2008(1)            Portfolio
                                                  expenses

John Pasco, III, Chairman      $-0-              N/A               $-0-
Samuel Boyd, Jr., Trustee      $3,600            N/A               $3,600
William E. Poist,  Trustee     $3,600            N/A               $3,600
Paul M. Dickinson,  Trustee    $3,600            N/A               $3,600
Joseph F. Mastoloni, Trustee   $3,600            N/A               $3,600

(1) This amount represents the aggregate amount of compensation to the trustees by the Portfolio for service on the Board of Trustees for the Portfolio's fiscal year ending December 31, 2008.
(2) As of the date of this SAI, the Portfolio is the only Portfolio offered by the Trust.

Sales Loads - The Portfolio does not charge any front-end or deferred sales charges on the sale of shares.

Policies Concerning Personal Investment Activities - The Portfolio, investment adviser and principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Portfolio, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the U.S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Trust is required to disclose information concerning the Portfolio's proxy voting policies and procedures to shareholders. The Board of Trustees have delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Portfolio. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

Shares are only sold to participating insurance companies. Accordingly, the officers and trustees did not own any shares of the Portfolio. The Portfolio's shares will be held by various Participating Insurance Companies in Separate Accounts funding variable annuity contracts and variable life insurance policies. As of April 30, 2009, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of the Portfolio in the following amounts:

Name and Address                      Number of Shares   Percentage of Portfolio

John Hancock Variable Life A/C S      1,352,840.666      77.47%
P.O. Box 111
Boston, MA 02117-0111

John Hancock Variable Life A/C A      309,342.130        17.71%
601 Congress St.
Boston, MA 02110

Persons who owned of record or beneficially more than 25% of the Portfolio's outstanding shares may be deemed to control the Portfolio within the meaning of the 1940 Act.

As of April 30, 2009, the trustees and officers of the Trust as a group owned less than 1% of the Portfolio's outstanding shares.

              INVESTMENT ADVISER AND MANAGEMENT AGREEMENT

CSI Capital Management, Inc. (the "Adviser") a California corporation located at 600 California Street, 18th Floor, San Francisco, CA 94108 is the Portfolio's adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm and has provided clients with a wide array of financial management services since 1978. Leland Faust is the majority owner of the Adviser. Mr. Faust, who has been Chairman of the Adviser since 1978, is the portfolio manager for the Portfolio.

The Adviser provides investment advisory services, and assists in furnishing certain administrative and shareholder services, pursuant to an Investment Management Agreement. Unless sooner terminated, the Investment Management Agreement will be for an initial term of two years, and will then continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Trust's Board of Trustees or by a majority vote of the outstanding voting securities of the Portfolio; and (2) a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Investment Management Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the trustees;
(ii) vote of a majority of the outstanding voting securities of the Portfolio; or (iii) the Adviser.

Under the Investment Management Agreement, the Adviser, as adviser to the Portfolio's assets and subject to the supervision of the trustees, provides a continuous investment program for the Portfolio, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Portfolio's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Portfolio and furnishes to the trustees such periodic or other reports as the trustees may request.

Under the Investment Management Agreement, the Adviser also assists the Trust and its other service providers by furnishing certain administrative and shareholder service functions to the Portfolio either directly, or through certain third parties. The administrative and shareholder services provided are intended to supplement the services provided by the Trust's administrator, transfer agent and Portfolio accounting agent. The Adviser is permitted to delegate or sub-contract the administrative and shareholder services to qualified third parties (which may be Participating Insurance Companies), provided that any such third party will be compensated by the Adviser and not the Portfolio, and further provided that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any such third parties as it is for its own acts and omissions. The services contemplated to be delegated by this section may not include any investment advisory functions, as such services are not delegable other than in accordance with the 1940 Act. As of the date of this SAI, the Adviser has contracted with two Participating Insurance Companies to provide such administrative and shareholder services.

The administrative and shareholder service functions may include one or more of the following:

(a) providing, or making arrangement to provide, variable annuity and variable life insurance contract owners who invest in the Portfolio (the "Owners") with a service that directly or indirectly invests the assets of their accounts in the Portfolio's shares pursuant to specific or preauthorized instructions;

(b) processing, or making arrangements to process, dividend payments from the Portfolio on behalf of the Owners;

(c) providing, or making arrangements to provide, information periodically to Owners showing the value of their contracts invested in shares of the Portfolio;

(d) arranging for bank wire transfers of funds in connection with the purchase or redemption of shares of the Portfolio;

(e) responding, or arranging for responses, to Owners' inquiries relating to the administrative and shareholder servicing assistance herein described;

(f) providing, or arranging for the provision of, sub-accounting with respect to the beneficial ownership of Portfolio shares by the Owners;

(g) forwarding information, or arranging for the forwarding of information, from the Trust with respect to the Portfolio to Owners where required by law (e.g., proxies, shareholder reports, annual and semi-annual financial statements); and

(h) providing, or arranging for the provision of, such other similar services as may be reasonably requested to the extent that the Adviser is permitted to do so under applicable statutes, rules or regulations.

For the investment advisory services to be rendered by the Adviser under the Investment Management Agreement, the Adviser shall receive a fee accrued daily and payable monthly at the annual rate of 0.65% of the average daily net assets of the Portfolio. For the administrative and shareholder services to be rendered by the Adviser (or its delegate) under the Investment Management Agreement, the Adviser shall receive a fee accrued daily and payable monthly at the annual rate of 0.35% of the average daily net assets of the Portfolio. For fiscal years ended December 31, 2008, 2007 and 2006 the Adviser received fees of $201,936, $225,338 and $184,793, respectively.

The Adviser and CSS, collectively referred to as the "Service Providers", have contractually agreed to waive fees and reimburse the Portfolio for expenses in order to limit net expenses to 1.25% of average daily net assets through December 31, 2009. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. Subject to this limit, if at any point it becomes unnecessary for the Service Providers to waive or limit their fees or assume other expenses, the Service Providers will be entitled to reimbursement of fees waived or remitted by the Service Providers to the Portfolio. The total amount of reimbursement recoverable by the Service Providers is the sum of all fees previously waived or remitted by the Service Providers to the Portfolio during any of the previous three years, less any reimbursement previously paid by the Portfolio to the Service Providers. For the fiscal year ended December 31, 2008, 2007 and 2006, the Adviser waived fees of $82,949, $74,346 and
$54,539, respectively.

Pursuant to the terms of the Investment Management Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Portfolio. The services furnished by the Adviser under the Investment Management Agreement are not exclusive, and the Adviser is free to perform similar services for others.

Portfolio Manager - Leland Faust is the Portfolio Manager of the Portfolio. Mr. Faust is the Chairman and majority owner of CSI Capital Management, Inc., the Portfolio's investment adviser. Mr. Faust has been with the Adviser since its formation in 1978. He has managed the Portfolio since its inception on September 20, 2002.

Mr. Faust currently serves as the Portfolio Manager for one other registered investment company, the CSI Equity Fund, a series of shares offered by another open-end management investment company registered under the 1940 Act. As of December 31, 2008, the CSI Equity Fund had total net assets of $34,697,988. The fees received for managing this other mutual fund are not based upon the performance of the fund.

As of December 31, 2008, Mr. Faust also served as the manager of sixty (60) other private accounts with total assets under management of approximately $950 million. The fees received for managing these other accounts are not based upon the performance of the account. Mr. Faust does not currently serve as the Portfolio Manager for any pooled investment vehicles.

The Adviser does not believe that any material conflicts exist between Mr. Faust's portfolio management of the Portfolio and his management of the CSI Equity Fund. The CSI Equity Fund and the Portfolio have substantially the same investment objectives, strategies and policies. In addition, the investment portfolios of the CSI Equity Fund and the Portfolio are substantially the same. The Adviser believes that the allocation of investment opportunities is not an issue between these two entities because investment opportunities are allocated based upon which entity has the assets available to purchase such securities. In addition, the securities purchased for these two entities have significant market capitalizations and the purchases have been small when compared with the trading volume of these securities. The investor base for each entity is different because the Portfolio is only available for purchase by Participating Insurance Companies. Also, neither charges a performance based fee, so there is less incentive to favor one entity over the other.

The Adviser also does not believe that any material conflicts exist between Mr. Faust's portfolio management of the Portfolio and his management of the private accounts. This is based upon a number of factors. Some of these private accounts have different investment objectives, strategies and policies than the Portfolio. For example, some of the private accounts invest all, or a substantial portion of their assets in fixed income securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities. Some of the private accounts managed by Mr. Faust invest a portion of their assets in small capitalization securities, which are not a type of equity investment employed in the Portfolio.

The Adviser does have some private accounts managed by Mr. Faust that have investment portfolios substantially similar to the Portfolio. The Adviser believes that the allocation of investment opportunities is not an issue between these entities because investment opportunities are allocated based upon a number of factors. For example, the decision to buy or sell a security in a private account or the Portfolio could be driven by the resulting tax consequences. In other situations, the investment decision is made based upon which entity has the assets available to purchase such securities. In addition, the securities purchased for these accounts have significant market capitalizations and the purchases have been small when compared with the overall trading volume of these securities. Also, the investment advisory fee for the Portfolio and for the private accounts does not contain any performance based fee, so there is no incentive to favor one entity over the other.

Mr. Faust is the majority owner of the Adviser. For his services, Mr. Faust receives a fixed annual salary plus a bonus which has been fixed for a number of years. In addition, as the majority owner of the Adviser, Mr. Faust is entitled to receive distributions from the Adviser's net profits. Mr. Faust does not receive compensation that is based upon the Portfolio's, the CSI Equity Fund's, or any private account's pre- or after-tax performance or the value of assets held by such entities. Mr. Faust does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

As of December 31, 2008, Mr. Faust beneficially owned the following dollar range of equity securities in the Portfolio and in the Trust:

                                                        Aggregate Dollar
                                                        Range of Equity
                                  Dollar Range Of       Securities in All
                                  Equity Securities     Funds Of The
Name Of Portfolio Manager         In The Portfolio      Trust


Leland Faust                        None                      None

                           MANAGEMENT-RELATED SERVICES

Administration - Pursuant to an Administrative Services Agreement with the Trust (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Trust and supervises all aspects of the operation of the Portfolio except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Trust, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Portfolio, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based fee, computed daily and paid monthly, at the annual rates of 0.10% on the first $75 million of average daily net assets, 0.07% on average daily net assets in excess of $75 million, with a minimum of $30,000. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For fiscal years ended December 31, 2008, 2007 and 2006, CSS received fees of $30,120, $30,150 and $19,224, respectively.

Custodian - UMB Bank, N.A. (the "Custodian"), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Portfolio's assets. The Custodian holds case, securities and other assets of the Portfolio as required by the 1940 Act. The Custodian has entered into a foreign sub-custody arrangement with Citibank, N.A., as the approved foreign custody manager (the "Delegate") to perform certain functions with respect to the custody of the Portfolio's assets outside of the United States of America. The Delegate shall place and maintain the Portfolio's assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the Portfolio's assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

Accounting Services - Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Portfolio and its investment transactions; maintaining certain books and records of the Portfolio; determining daily the net asset value per share of the Portfolio; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

John Pasco, III, Chairman of the Board of the Trust, is the sole owner of CFA and is its President and Chief Financial Officer. Therefore, CFA may be deemed to be an affiliate of the Trust and CSS. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Portfolio against a minimum fee, plus out-of-pocket expenses.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Trust, Commonwealth Fund Services, Inc. (the "Transfer Agent") acts as the Trust's transfer and dividend disbursing agent. The Transfer Agent is located at 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Trust, is the sole owner of the Transfer Agent; therefore, the Transfer Agent may be deemed to be an affiliate of the Trust and CSS.

The Transfer Agent provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and file appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, the Transfer Agent receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor - First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Trust, owns 100% of FDCC, and is its President, Treasurer and a Director. Therefore, FDCC may be deemed to be an affiliate of the Trust and CSS. FDCC is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Portfolio's shares is continuous. There are no sales charges in connection with the purchase or sale of shares of the Portfolio.

Independent Accountants - The Trust's independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Trust's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Trust's tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Portfolio's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Portfolio.

The debt securities purchased by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from or sold to dealers includes a dealers' mark-up or mark-down. Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Portfolio may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Portfolio's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

The Adviser may cause the Portfolio to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Portfolio may be used by the Adviser for the benefit of the Portfolio and other clients, and the Portfolio may benefit from such transactions effected for the benefit of other clients. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

For the fiscal year ended December 31, 2008, the Portfolio did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

The Trustees of the Trust have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Trust that the Portfolio will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Trustees review all transactions which have been placed pursuant to those policies and procedures at its meetings.

For the fiscal year ended December 31, 2006, 2007 and 2008, the Portfolio paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

The Portfolio is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Portfolio may hold at the close of its most recent fiscal year. As of December 31, 2008, the Portfolio did not hold any securities of "regular broker-dealers."

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Portfolio. The Board believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

For fiscal years ended December 31, 2008, 2007 and 2006, the Portfolio paid $5,389, $5,963 and $2,543, respectively, in aggregate brokerage commissions.

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Portfolio and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Portfolio's portfolio whenever necessary, in the Adviser's opinion, to meet such Portfolio's objective. Under normal conditions, the Adviser anticipates that the average annual portfolio turnover rate of the Portfolio will be less than 50%.

                ADDITIONAL INFORMATION CONCERNING SHARES

The Trust was organized as a Delaware statutory trust on March 19, 2002. The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board has authorized the issuance of one series of shares designated as the CSI Equity Portfolio. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. Currently, there is only one class of shares authorized for the Portfolio. The Trust's shares of beneficial interest have no par value.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or the Portfolio, shareholders of the Portfolio are entitled to receive the assets available for distribution belonging to the Portfolio, and a proportionate distribution, based upon the relative asset values of the Portfolio, of any general assets of the Trust not belonging to any the Portfolio which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust's outstanding shares may elect all of the Trustees, irrespective of the votes of other shareholders. The rights accompanying Portfolio shares are legally vested in the Separate Accounts. However, Participating Insurance Companies will vote Portfolio shares held in their Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Portfolio shares held in its Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the prospectuses relating to those Accounts issued by the Participating Insurance Companies.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A particular Portfolio is deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.
             ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolio are sold on a continuous basis by the Trust's distributor, FDCC. FDCC is a registered broker/dealer with principal offices located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. FDCC has agreed to use appropriate efforts to solicit all purchase orders.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                         ADDITIONAL INFORMATION ON TAXES

The following is only a summary of certain federal income and excise tax considerations generally affecting the Portfolio and its shareholders that are not described in the Portfolio's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders and the discussion here and in the Portfolio's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income and excise tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shares of the Portfolio will be purchased only by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains that the Portfolio distributes are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.
Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund. the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The U.S. Treasury has issued regulations explaining these diversification requirements. The Portfolio intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

The U.S. Treasury has indicated in regulations and revenue rulings under Section 817(d) of the Code (relating to the definition of a variable contract), it will provide guidance on the extent to which contract or policy owners may direct their investments to particular sub-accounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, contracts or policies may need to be modified to comply with them.

The IRS has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 sub-accounts and make not more than one transfer per month without charge did not result in the owner of a contract or policy being treated as the owner of the assets in the sub-account under the investment control doctrine.

It is the policy of the Portfolio to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, the Portfolio expects that it will not be subject to federal income taxes on net investment Income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

In order to continue to qualify as a regulated investment company the Portfolio must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Portfolio's total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of anyone issuer, to a value not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of anyone issuer, the securities of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If for any taxable year, the Portfolio does not quality as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates, and in such event, may have an effect on the ability of variable separate accounts which invest in the Portfolio to meet the diversification tests of Section 817(h) of the Code. In addition, the Fund could be required to recognize gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts or pension plans. In order to avoid this excise tax, the Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

The Portfolio transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Portfolio's income. These rules could therefore affect the amount, timing and character of income earned by the Portfolio. Further, because the Portfolio may be required to recognize income without a corresponding receipt of cash, the Portfolio may be required, if relying on the distribution requirement in order to avoid the 4% excise tax, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. The Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Portfolio.

In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Portfolio qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the regulated investment company diversification requirements applicable to the Portfolio.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions.

The Portfolio that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to the Portfolio's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of the Portfolio's assets to be invested within various countries is not known. The investment yield of the Portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to the Portfolio.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period.

Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Portfolio.

                              FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Portfolio by contacting the Portfolio directly at:

                              WORLD INSURANCE TRUST
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            Telephone: (800) 653-1035
                             e-mail: mail@ccofva.com


The Annual Report for the fiscal year end December 31, 2008 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Portfolio included in the Annual Report have been audited by the Portfolio's independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                     Appendix  A

                             CSI CAPITAL MANAGEMENT

                        Proxy and Corporate Action Voting
                             Policies and Procedures

I.    POLICY.

CSI Capital Management (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II.   PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.    Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

3.    Client   Directive   to   Use   an   Independent    Third   Party.
      Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

      The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this
      Section III, A.

B.    Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.




IV.   RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o     the name of the issuer of the portfolio security;
o     the exchange ticker symbol of the portfolio security(1);
o     the CUSIP number of the portfolio security(1);
o     the shareholder meeting date;
o     a brief description of the matter voted on;
o     whether   the  matter   was  put   forward  by  the  issuer  or  a
      shareholder;
o     whether the mutual fund voted;
o     how the mutual fund cast its vote; and
o     whether the mutual fund cast its vote for or against management.

V.    GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.    Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes; d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding "poison pill" provisions; and g. Permitting "green mail".

2.    Providing cumulative voting rights.

B.    Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.    Date and place of annual meeting.

3.    Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.    Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.    Employee Stock Purchase Plans.

10.   Establish 40 1(k) Plans.

C.    Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.    Pay directors solely in stock;

2.    Eliminate director's mandatory retirement policy;

3.    Rotate annual meeting location or date;

4.    Changes in the state of incorporation;

5.    Social and corporate responsibility issues;

6.    Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.    Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.    Elect directors or trustees;

2.    Ratify or approve independent accountants;

3.    Approve a new investment adviser or sub-adviser;

4.    Approve a change to an investment advisory fee;

5.    Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.    Approve a change in the state of incorporation; and

8.    Approve a plan of reorganization or merger.

The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.
------------------------------------------------------------------------

The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.